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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 22, 2004

                                 Friedman's Inc.
             (Exact name of registrant as specified in its charter)

   Delaware                         0-22356                       58-20583
(State or other                   (Commission                   (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

                             171 Crossroads Parkway
                             Savannah, Georgia 31422
                    (Address of principal executive offices)

                                 (912) 233-9333
              (Registrant's telephone number, including area code)

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                                TABLE OF CONTENTS

Item 5.   Other Events.
Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits
Item 9.   Regulation FD Disclosure
SIGNATURES
EMPLOYMENT AGREEMENT
INDEMNIFICATION AGREEMENT
PRESS RELEASE
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Item 5.   Other Events.

On June 22, 2004 Friedman's Inc. announced that Sam Cusano had been named Chief Executive Officer and would be appointed to the Company's board of directors.

Item 7.   Financial Statements, Pro Forma Financial Statements and Exhibits

          (c)  Exhibits

          The following exhibits are filed or furnished as a part of this report to the extent described in Items 5 and 9:

Exhibit
 Number                             Description
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10.1      Employment Agreement, dated as of June 22, 2004, by and between
          Friedman's Inc. and Samuel Cusano

10.2 Indemnification Agreement, dated as of June 22, 2004, by and between Friedman's Inc. and Samuel Cusano

99.1      Press Release dated June 22, 2004

Item 9.   Regulation FD Disclosure

On June 22, 2004, Friedman's Inc. issued a press release announcing that Sam Cusano had been named Chief Executive Officer and would be appointed to the company's board of directors. That press release, attached hereto as Exhibit 99.1, is furnished but not filed pursuant to Regulation FD.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Friedman's Inc.
                                           (Registrant)

Date: June 22, 2004                        By:  /s/ Henry Thompson
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                                              Corporate Secretary